United States
                       Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      November 2, 2005
                                                --------------------------------

                    Cornerstone Ministries Investments, Inc.
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             (Exact name of registrant as specified in its charter)

Georgia                             333-93475                     58-2232313
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(State or other jurisdiction       (Commission                  (IRS Employer
of Incorporation)                   File Number)             Identification No.)

2050 Atlanta Highway, Suite 904, Cumming, GA                           30040
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code  678-455-1100
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Section 4;  Item  4.01 -  Changes  in  Registrant's  Certifying  Accountant.

On November 2, 2005, the registrant engaged a new independent accountant, Berman Hopkins & Moss LLP, 480 North Orlando Ave., Suite 218, Winter Park, FL 32789 as the principal accountant to audit the registrant's financial statements. Prior to engaging Berman Hopkins & Moss LLP, the registrant did not consult them about the application of accounting principals to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements.

The registrant's previous independent accountant, a sole practitioner, died suddenly and unexpectedly in late September, which necessitated the change.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                      Cornerstone Ministries Investments,  Inc.
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                                                     (Registrant)

                                      S/JOHN T. OTTINGER
                                      ------------------------------------------
                                      John T. Ottinger, Vice President, Chief
                                      Operating Officer, Chief Financial Officer
Date:  November 10, 2005